CONVERTIBLE PREFERRED STOCK (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
SCHEDULE OF WEIGHTED AVERAGE ASSUMPTIONS FOR FAIR VALUES OF STOCK OPTIONS
The fair value of the warrants at December 31, 2012 and 2011 were determined using the Black-Scholes model with the following assumptions:

	2012	2011
Annualized volatility	275% - 624%	62.7% - 86.3%
Contractual life (years)	.5	.06 - 6.3
Expected dividends	0%	0%
Risk-free investment rate	0.12 - .014%	0.1% - 1.5%